Confidential & Proprietary Innovative Mechanisms With Transformative Potential in Central Nervous System (CNS) Diseases September 24, 2015 Exhibit 99.2

This presentation contains certain forward-looking statements about Minerva Neurosciences that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, as amended. Forward-
looking statements are statements that are not historical facts. Words such as “expect(s),” “feel(s),” “believe(s),” “will,” “may,”
“anticipate(s)” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to: the benefits, efficacy and safety of the new once-a-day formulation of MIN-101; whether the results of the study of the analog of MIN-301 are applicable to MIN-301; the timing and results of future clinical milestones; the timing of future clinical trials and results of such clinical trials; statements regarding our ability to successfully develop and commercialize our therapeutic products; our ability to expand our long-term business opportunities; our expectations regarding approval for our products by the
U.S. Food and Drug Administration or equivalent foreign regulatory agencies; estimates regarding the market potential for our products; financial projections and estimates and their underlying assumptions; and future performance. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of the Company, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking statements.
These risks and uncertainties include, but are not limited to: the benefits, efficacy and safety of the new once-a-day formulation of
MIN-101; whether the analog of MIN-301 is a good predictor of clinical efficacy of MIN-301; the timing and results of future clinical milestones; the timing of future clinical trials and results of such clinical trials; whether any of our therapeutic candidates will advance further in the clinical trials process and whether and when, if at all, they will receive final approval from the U.S. Food and Drug
Administration
or
equivalent
foreign
regulatory
agencies
and
for
which
indications;
whether
any
of
our
therapeutic
candidates
will
be
successfully marketed if approved; whether our therapeutic product discovery and development efforts will be successful; our ability to achieve the results contemplated by our collaboration agreements; the strength and enforceability of our intellectual property rights; competition from pharmaceutical and biotechnology companies; the development of and our ability to take advantage of the market for our therapeutic products; our ability to raise additional capital to fund our operations on terms acceptable to us; general economic conditions; and the other risk factors contained in our periodic and interim reports filed with the Securities and Exchange
Commission
which
are
available
on
the
SEC
website
at
www.sec.gov.
Our
audience
is
cautioned
not
to
place
undue
reliance
on
these forward-looking statements that speak only as of the date hereof, and we do not undertake any obligation to revise and disseminate
forward-looking
statements
to
reflect
events
or
circumstances
after
the
date
hereof,
or
to
reflect
the
occurrence
of
or
non-occurrence of any events.
All trademarks, trade names and service marks appearing in this presentation are the property of their respective owners.
Forward-Looking Statement Safe-Harbor

•
Extensive management leadership and expertise in CNS
•
Experience in more than 750 clinical trials includes multiple products approved by the FDA
•
Harnessing innovative mechanisms of action
•
Biological insights and unmet needs drive development of
differentiated products
•
Platform approach based on science
•
Potential cross-indication synergy based on prevalent target pathologies and symptomologies
•
Portfolio provides multiple opportunities for value creation
•
Four first-in-class compounds with several clinical milestones expected by mid-2016

Minerva: Unique presence in CNS

Pipeline of potentially transformative CNS therapies
Program
Primary Indication
Preclinical
Phase I
Phase II
Milestones
MIN-101
Schizophrenia
Topline IIb
data
expected
Q2 2016
MIN-117
Major Depressive
Disorder
Topline IIa
data
expected
H1 2016
MIN-202
Primary
Insomnia
Comorbid Insomnia
Data expected
from both trials
H1 2016
MIN-301
Parkinson’s Disease
IND or IMPD in
2016;
Phase I
expected to
initiate
thereafter
Phase IIa
completed, Phase IIb
ongoing
Preclinical
Phase Ib
ongoing (MDD)
Phase IIa
ongoing
Phase Ib
completed, Phase IIa
ongoing

Schizophrenia: a devastating chronic disease
High burden for patients, families and society
Treatments that:
•
Improve negative symptoms and cognitive
impairment
•
Free patients from debilitating side-effects
•
Improve sleep
What do we need?
•
Affects
~30
million
people
worldwide
1
•
Often
starts
in
late
teens
or
early
adulthood
2
•
75% patients are non-adherent to existing
therapies within 2 years of being discharged from
hospital
3
•
The largest unmet medical needs in
schizophrenia are negative symptoms, cognitive
impairment: no treatment is approved to treat
those
symptoms
4
1. Global Prevalence of Schizophrenia PLOS Medicine, 2005
2. NIMH
3. Weiden
PJ et al. Psychiatr
Serv,1995; 46:1049-1054
4. Rabinowitz
J et al. (2013) Schizophrenia Research

5-HT2A antagonist
Sigma2 antagonist
Address negative
symptoms, cognition
and sleep disorders,
in addition to
positive symptoms
MIN-101 for Schizophrenia
Mechanism of action
Potential benefits /
differentiation

Mature >40

Youth 0-18
Adult 18-40
Positive Symptoms
Current Treatments
Focus On Positive
Symptoms
$3.9B R
x
Sales
60%
to
80%
Discontinuation
Rate
1
Lack of efficacy on negative symptoms
Lack of efficacy on cognitive symptoms
Lack of efficacy on insomnia
Progression of side effects
1.
Represents discontinuation rate over the course of two years.
An effective and safe lifelong treatment for
schizophrenia remains a
significant unmet need

A Multi-center, Inpatient and Ambulatory, Phase IIa, Double-blind, Randomized, Placebo-controlled
Proof of Concept Study of MIN-101 in 96 Patients with DSM-IV Schizophrenia (PANSS > 60)
Primary Endpoint:
Explore safety & tolerability of MIN-101 at a dose two or three times above the estimated therapeutic dose in order to:
Ensure safety of patients participating in future studies
Understand the PK/PD relationship of the QTc
signal observed in non-clinical and Phase I studies
Get first hints of therapeutic activity in schizophrenic patients
Secondary Endpoints:
Verify the safety and tolerability profile for three months in schizophrenic patients at a 32mg twice daily dose (> the estimated therapeutic dose)
Verify the absence of the most predominant AEs associated with typical and/or atypical antipsychotics
Measure effect size of MIN-101 on QTc
at Tmax/Cmax
after the morning administration
Explore effects of the drug on overall schizophrenia psychopathology over 3 months to understand the time course in acutely relapsed patients (PANSS > 60), requiring hospitalization without adequately responding to prior treatment
A Multi-center, Inpatient and Ambulatory, Phase IIa, Double-blind, Randomized, Placebo-controlled
Proof of Concept Study of MIN-101 in 96 Patients with DSM-IV Schizophrenia (PANSS > 60)
Primary Endpoint:
Explore safety & tolerability of MIN-101 at a dose two or three times above the estimated therapeutic dose in order to:
Ensure safety of patients participating in future studies
Understand the PK/PD relationship of the QTc
signal observed in non-clinical and Phase I studies
Get first hints of therapeutic activity in schizophrenic patients
Secondary Endpoints:
Verify the safety and tolerability profile for three months in schizophrenic patients at a 32mg twice daily dose (> the estimated therapeutic dose)
Verify the absence of the most predominant AEs associated with typical and/or atypical antipsychotics
Measure effect size of MIN-101 on QTc
at Tmax/Cmax
after the morning administration
Explore effects of the drug on overall schizophrenia psychopathology over 3 months to understand the time course in acutely relapsed patients (PANSS > 60), requiring hospitalization without adequately responding to prior treatment

MIN-101: Phase IIa
completed

MIN-101: Phase IIa
compelling efficacy on spectrum of
symptoms
Positive and Negative Syndrome Scale (PANSS) 5 Factors (PPC) After Three Months
-7
-6
-5
-4
-3
-2
-1
0
Negative Score
-4
-3.5
-3
-2.5
-2
-1.5
-1
-0.5
0
Activation Score
-4
-3.5
-3
-2.5
-2
-1.5
-1
-0.5
0
Positive Score
-4
-3.5
-3
-2.5
-2
-1.5
-1
-0.5
0
Autistic
Preocupation Score
Total Weighted Score Decrease:  -24.1 for MIN-101 versus -17.9 Placebo
p < 0.05
p = 0.08
-4
-3.5
-3
-2.5
-2
-1.5
-1
-0.5
0
Dysphoric Mood
Score

-8
-7
-6
-5
-4
-3
-2
-1
0
D6
D14
D21
D28
D42
D56
D70
D84
Treatment Day
MIN-101: Phase IIa
showed improvement in overall
psychopathology of schizophrenia with outstanding efficacy
on negative symptoms (32mg bid)
10
Placebo
Plateau
p = 0.0178
1. As measured by PANSS scale
MIN-101

0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
5.5
6.0
Working
Memory
11
MIN-101: Compelling efficacy on cognition (Phase IIa)
0
2
4
6
8
10
12
14
16
Motor Speed
0
1
2
3
4
5
6
Verbal Fluency
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
Verbal Memory
Improves
Several
Cognitive
Dimensions
After
Three
Months
(1)
(1)
As
measured
at
day
84
by
BACS-Subscales
Score
-
PPC
2.4X
1.5X
2.0X
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
5.5
6.0
Attention
and Speed
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
5.5
6.0
Executive
Function
(Motivation)

MIN-101:
Compelling
efficacy
on
sleep
objective
(PSG)
1
and
subjective
(PSQI)
2
measurements
(Phase
IIa)
Subjective Measures
By PSQI Scale
0
20
40
60
80
100
Day -1
Day 14
Day -1
Day 14
MIN-101
Placebo
-6
-4
-2
0
MIN-101
Placebo
Day 84
Day 84
Improved sleep quality after 3 months
of treatment with MIN-101 vs
Placebo
(1) Polysomnography
(2) Pittsburgh Sleep Quality Index
(3) Standard Error of the Mean
min
Objective Measures of Sleep Onset
By PSG
Quicker onset of sleep after 2 weeks of
treatment with MIN-101 vs
Placebo

MIN-101: Phase IIa
safety evaluation
Side Effect
Evaluation
Relative to Atypical
Antipsychotics
AEs and SAEs
Limited and comparable to placebo
Improved
Weight
Gain, Waist Circumference
No increase
Improved
Prolactin and Laboratory Tests
No increase
Improved
Extra-pyramidal Symptoms
No effect on Simpson Angus Scale
Improved
Vigilance
No sedation
Improved
Vital Signs
–
Cardiovascular
Minor QTc
prolongation with the supra-
therapeutic dose used in phase IIa
(as
expected)
Comparable

MIN-101CO3:  Phase IIb
currently recruiting

Screening
Wash Out
Period
Baseline
Core Study
Treatment
Period (12 weeks):
MIN-101 (64 or 32 mg) or PLACEBO
Extension
(6-month):
MIN-101
(64 or 32 mg)
Obligatory In patient Day -3 to day +2
afterwards up to the end of study at the
discretion of the PI
A
A
IN
A
IN
A
D-21
D-3 to D-1
Day-1
D1
D2
W2
W4
W8
W12
W
14
W
18
W
24
W
30
W
36
W
37
V1
V2
V3
V4
V5
V6
V7
V8
V9
V
10
V
11
V
12
V
13
V
14
V
15
RANDOMIZATION
& DOUBLE-BLIND
234 patients (78: 64mg, 78: 32mg, 78: placebo)
A Phase IIb, Multi-Centre, Randomized, Double-Blind, Parallel-Group, Placebo-Controlled
12 Week Study to Evaluate the Efficacy, Tolerability and Safety of MIN-101 in Patients with
Negative Symptoms of Schizophrenia Followed by a 24-Week, Open-Label Extension
RANDOMIZATION
& SINGLE-BLIND

MIN-101CO3: Primary Objective
To evaluate the efficacy of MIN-101 compared to placebo in improving the negative symptoms of schizophrenia as measured by the change from
Baseline in the Positive and Negative Syndrome Scale (PANSS) negative subscale score of the pentagonal model over 12 weeks of treatment.

MIN-101CO3: Secondary Objectives
To evaluate the efficacy of MIN-101 compared to placebo in improving other symptoms of schizophrenia as measured by the change from Baseline in the PANSS total score, positive symptoms score, dysphoric mood, activation, and autistic preoccupation sub-scores of the pentagonal model over 12 weeks of double-blind treatment.
To evaluate the efficacy of MIN-101 compared to placebo in improving symptoms of schizophrenia as measured by changes from Baseline in the PANSS total score and sub-
scores according to the 3 factors analysis over 12 weeks of double-blind treatment.
To evaluate the efficacy of MIN-101 compared to placebo in improving negative symptoms of schizophrenia as measured by the change from Baseline in the Brief Negative Symptoms
Scale (BNSS) total score over 12 weeks of double-blind treatment.
To assess the effects of MIN-101 compared to placebo on the Clinical Global Impression of
Severity (CGI-S) and Clinical Global Impression of Improvement (CGI-I) over 12 weeks of double-blind treatment.
To assess the effects versus placebo of MIN-101 on cognitive function as measured by the
Brief Assessment of Cognition in Schizophrenia (BACS) battery over 12 weeks of double-
blind treatment.
To evaluate the safety and tolerability of MIN-101 compared to placebo.
To assess the pharmacokinetics (PK) profile of MIN-101 and its metabolites using population
PK models.
To assess the persistence of efficacy, and the safety and tolerability of MIN-101 during the
24-week, open-label extension phase.

Insomnia affects about 10% of adults and the majority of people with depression 17

MIN-202 (JNJ-42847922) for Insomnia (primary and co-
morbid)
Mechanism of action
Selective Orexin2
antagonist
Physiological
regulation of
biological rhythm
and control of
wake drive
Potential benefits /
differentiation

Potential differentiation based on selectivity for the Orexin-2 receptor and half-life 19

MIN-202 (JNJ-42847922): Selective Orexin-2 antagonist A promising new approach to treat primary insomnia and comorbid insomnia in MDD patients (adjunctive MDD) 20

MIN-202 Phase IIa
trial
ClinicalTrials.gov identifier: NCT02464046
A Randomized, Placebo-controlled, 2-way Crossover, Double-Blind Study to
Evaluate the Efficacy, Safety and Tolerability of JNJ-42847922 in Subjects
With Insomnia Disorder Without Psychiatric Comorbidity
21
MIN-202 / JNJ-42847922
then
Placebo
Placebo then
MIN-202 /
JNJ-
42847922
Participants receive 2*20 milligram
(mg) tablet of
MIN-202 / JNJ-
42847922
orally once daily from Day
1 to Day 5 of period 1. After a washout
period of 5 to 9 days participants will
receive matching placebo from Day 1
to Day 5 of period 2.
Participants will receive matching
placebo from Day 1 to Day 5 of period
1. After a washout period of 5 to 9 days
participants will receive 2*20 mg tablet
of
MIN-202 /
JNJ-42847922
orally
once daily from Day 1 to Day 5 of
period 2.
Estimated enrollment: 26 patients (2 arms)

MIN-202 Phase IIa
trial
ClinicalTrials.gov identifier: NCT02464046
22
•
Primary outcome measure
•
Sleep efficiency by polysomnography
•
Secondary outcome measures
•
Total sleep time by polysomnography
•
Wake time after sleep onset by polysomnography
•
Number of awakenings after persistent sleep by polysomnography
•
Total time spent in deep sleep by polysomnography
•
Mean latency to persistent sleep by polysomnography
•
Leeds sleep evaluation questionnaire (LSEQ) score
•
Subjective assessment of sleep by questionnaire
•
Next morning residual effects by Bond and Lader
Visual Analogue
Scale
•
Next morning residual effects by cognitive test battery
•
Next morning residual effects by Karolinska
Sleepiness Scale
•
Number of participants with adverse events (AEs) and serious AEs

MIN-202 Phase Ib
trial
ClinicalTrials.gov identifier: NCT02476058
An Exploratory Multicenter, Double-Blind, Diphenhydramine-
and Placebo-
controlled Safety, Efficacy and Biomarker Study With JNJ-42847922 in
Subjects With Major Depressive Disorder
23
MIN-202 /
JNJ-42847922
Diphenhydramine
Placebo
20 mg capsule,
orally,
once daily, at bedtime
for 10 days in women of
childbearing potential or
for 4 weeks in all other
participants
25 mg capsule, orally,
once daily, at bedtime
for 10 days in women of
childbearing potential or
for 4 weeks in all other
participants
Matching placebo, orally,
once daily, at bedtime for
10
days in women of
childbearing potential or
for 4 weeks in all other
participants
Estimated enrollment: 48 patients (3 arms); participants are either antidepressant naïve or being treated with a maximum of two concurrent antidepressants

MIN-202 Phase Ib
trial
ClinicalTrials.gov identifier: NCT02476058
24
•
Primary outcome measure
•
Number of participants with AEs or SAEs
•
Secondary outcome measures
•
Inventory of Depressive Symptomatology-clinician Rated 30 (IDSC30) Score and
Structured Interview Guide for Hamilton Depression Scale (SIGH-D) (as combined
SIGHD-IDS)
•
Quick Inventory of Depressive Symptoms-16 (QIDS-SR16) Score
•
Ruminative Response Scale (RRS) Score
•
Changes in Major Depressive Disorder (MDD)-related Biomarkers
•
Participants Leeds Sleep
Evaluation Questionnaire (LSEQ) Score
•
Computerized cognitive test battery: ISLT (Verbal Learning and Memory) Test
•
Computerized cognitive test battery: Detection (DET) Test
•
Computerized cognitive test battery: Identification (IDN) Test
•
Computerized cognitive test battery: One Back (OBK) Test
•
Computerized cognitive test battery: Groton Maze Learning Test (GMLT)
•
Polysomnography (PSG) objective assessment of latency to persistent sleep
•
Subjective assessment of latency to persistent sleep
•
PSG objective assessment of total sleep time
•
Subjective assessment of total sleep time
•
PSG objective assessment of Wake Time After Sleep Onset (WASO)
•
Subjective assessment of WASO
•
Plasma concentrations for
JNJ-42847922

Major Depressive Disorders
Treatments with faster onset and better response, without
side effects, are critically needed
25
Treatments that:
•
Act rapidly
•
Are effective in patients who do not respond to or
receive only partial benefit from existing medicines
•
Do not impair cognition or sexual function
•
Free patients from debilitating side-effects
•
Improve sleep
What do we need?
•
Major depression: primary cause of disability
worldwide
by
2030
1
•
~6 million patients in US with treatment-
resistant
depression
2
•
Only ~30% of patients achieve remission using
current
treatments
3
•
Current therapies have slow onset of effect;
typically 4 –
8 weeks
1.
World Health Organisation, “Global Burden of Mental Disorders,” 2011
2.
IMS and Truven
Health
3.
Cleveland Clinic Journal of Medicine Volume 75. Number 1 January 2008

MIN-117 for Major Depressive
Disorder
Mechanism of action
5-HT1A
5HT Transporter
Alpha-1a,b
Dopamine Transporter
5-HT2A antagonist
Faster onset
Preserve cognition
and sexual function
Treat partial and non-
responders
Potential benefits /
differentiation

MIN-117: New generation of treatment for MDD
Acts
through
multiple
mechanisms
on
several
receptors
associated with the control of mood
27
Rapid Onset Potential
Antagonist on 5-HT1A receptor
Dopamine reuptake inhibitor
Potential to Manage Partial and
Non-Responders
Serotonin reuptake inhibitor
Dopamine reuptake inhibitor
Alpha 1A & B adrenergic receptors
Number
of Eye
Movements
Per Hour
of Sleep
0
10
20
30
40
50
60
70
80
Placebo
Escitalopram (SSRI) 20 mg
3 mg
After
Two
Weeks
of
Treatment
(Phase
I):
p<0.05
(vs placebo)
Effects of MIN-117 on REM Density In
Healthy Subjects Using PSG
REM sleep improvement as a marker of early
onset of therapeutic benefit in humans.
MIN-117

MIN-117: Preserving cognition and sexual function based
on results of preclinical studies

0%
10%
20%
30%
40%
50%
60%
70%
Placebo
Imipramine
MIN-117
0.010 mg/kg
MIN-117
0.10 mg/kg
*
**
Effects on Immediate Memory
(a model of cognition)
MIN-117:
Shows Preserved Memory Under Stress
Placebo &
Imipramine:
Stress
Impairs
Memory
* P=0.029
(vs placebo)
** P=0.019
(vs placebo)
0
50
100
150
200
250
300
Baseline
Day 1
One Week
Two Weeks
Treatment
Duration
Placebo
MIN-117 / 0.03 mg
Paroxetine
*
*
Effects on Sexual Function
*
p<0.05
vs
other
groups
on
same
test
day
MIN-117:
Preserves Sexual Function
Paroxetine:
Impairs Sexual Function

MIN-117: Phase II currently recruiting
RANDOMISATION
Study
Phase
4-Week Pre-Treatment Phase
6-Week Double-Blind Treatment Phase
2-Week
Post-Treatment
Follow-up
Screening
&
washout
Period
Baseline
Study
Day/Week
Day -28 to
Day
-
3
Day -2  & Day -
1
Day 1
Week 1
Day 8
Week 2
Day 15
Week 4
Day 29
Week 6
Day 43
Week 8
Day 57 (EOS)
Visit
Number
1
2a
2b
3
4
5
6
7
A
Randomized,
Double-Blind,
Parallel-Group,
Placebo-
and
Active-
Controlled
Study
to
Evaluate
the
Efficacy
and
Safety
of
2
Doses
of
MIN-
117  in Adult Subjects with
Major Depressive Disorder
80 patients (20: 0.5mg, 20: 2.5mg, 20: paroxetine 20mg, 20 placebo)

MIN-117C01: Primary Objective
To evaluate the efficacy
of MIN-117 0.5 and 2.5
mg compared to placebo in reducing
the symptoms of a major depressive episode as measured by the change from
Baseline
in
the
Montgomery-
Asberg
Depression
Rating
Scale
(MADRS)
total
score
over 6 weeks of treatment.

MIN-117C01: Secondary Objectives
To evaluate the efficacy of MIN-117 0.5 and 2.5 mg compared to placebo in onset of antidepressant response as measured by the change from
Baseline in the MADRS total score over 6 weeks of treatment.
To assess the effects of MIN-117 compared to placebo on severity of illness and improvement using the Clinical Global Impression of Severity (CGI-S)
and Clinical Global Impression of Improvement (CGI-I) over 6 weeks of treatment.
To assess the effect of MIN-117 compared to placebo on sexual functioning using the Arizona Sexual Experiences Scale (A-SEX).
To assess the effect of MIN-117 compared to placebo on executive function and working memory using Digit-Symbol Substitution Test (DSST), Towers of London Test, and Digit Span Backwards task.
To evaluate the safety and tolerability of MIN-117 compared to placebo over
6 weeks of treatment.

Parkinson’s Disease:
Large and growing prevalence with huge burden to
patients, families and society
32
Caused by a cascade of events leading to the
death of dopamine-generating cells
Progressive and incurable
Leads to lower quality of life, disability
Loss of speech, mobility, cognitive abilities
Lower life expectancy
Treatments that:
•
Are disease modifying
•
Have less side effects
•
Treat all symptoms particularly
cognitive decline and not just
the motor impairment
What do we need?
•
A chronic, degenerative neurological disorder that affects one in
100
people
over
age
60
1
•
Average
age
at
onset
is
60
1
•
No objective test or biomarker
•
Estimates of the number of people living with the disease vary but recent research indicates that at least one million people in the US
and
an
estimated
7-10
million
worldwide
have
the
disease
1
1.
Parkinson’s
Disease
Foundation,
Statistics
on
Parkinson’s,
www.pdf.org/en/parkinson_statistics
2.
The Michael J. Fox Foundation for Parkinson’s Research, Parkinson’s Diagnosis Question
https://www.michaeljfox.org/understanding-parkinsons/i-have-got-what.php

33 MIN-301 for Parkinson’s Disease Mechanism of action Neuregulin 1ß1 activating ErbB4 Cognitive improvement and neuroprotective / neurorestorative effects Potential benefits / differentiation

MIN-301 Analog: PRIMOMED Study

Results: effect of treatment on abnormal involuntary movements scale (AIMS)
Summary
•
The MIN-301 analog group generally performed better than saline during the first 32 days.
•
After increasing the dose of MPTP an increase of AIMS score was observed in the MIN-301 analog group.
Thereafter, the AIMS scores of both groups were found to be overlapping.
0.0
1.0
2.0
3.0
4.0
5.0
6.0
0
7
14
21
28
35
42
Days
saline control
MIN-301 analog
Start MPTP
1.0 mg/kg
Increase MPTP
1.5 mg/kg

Financial Summary
~$44.8M cash balance at 6/30/15
$15M credit facility with Oxford and SVB entered into January 2015
($10m drawn down)
–
40,790 warrants issued in connection with the debt facility at exercise price of $5.516
~$31M PIPE completed in March 2015
–
6,281,661 shares sold at $4.81/share
–
6,281,661 warrants issued at $0.125 for exercise at $5.772
24,721,143 shares outstanding 6/30/15
Approximately 2.9M options outstanding 6/30/15

2016 Expected Milestones

Program
Primary Indication
Milestone
MIN-101
Schizophrenia
Topline
Phase
IIb
data
expected
Q2 2016
MIN-117
Major Depressive Disorder (MDD)
Topline IIa
data
expected
H1 2016
MIN-202
Primary and Comorbid
(Secondary) Insomnia
Data expected from Phase IIa
and Phase Ib
trials
H1 2016
MIN-303
Parkinson’s
Disease
IND or IMPD in
2016,
with Phase I expected to
initiate thereafter

Confidential & Proprietary Thank You Minerva Neurosciences, Inc. 1601 Trapelo Road, Suite 284, Waltham, MA 02451